Hanover Compressor Company

Zero Coupon Subordinated Notes due March 31, 2007

Underwriting Agreement

[                              ], 2003

Goldman, Sachs & Co.

85 Broad Street

New York, New York 10004

As the Representatives of the several

Underwriters named in the respective

Pricing Agreements hereinafter described

Ladies and Gentlemen:

From time to time Schlumberger Technology Corporation (the “Selling Securityholder”), a Texas company, proposes, to enter into one or more Pricing Agreements (each a “Pricing Agreement”) in the form of Annex I hereto, with such additions and deletions as the parties thereto may determine, and, subject to the terms and conditions stated herein, to sell to the firms named in Schedule I to the applicable Pricing Agreement (such firms constituting the “Underwriters” with respect to such Pricing Agreement and the securities specified therein) a certain aggregate principal amount it owns of Zero Coupon Subordinated Notes due March 31, 2007 (the “Securities”) of Hanover Compressor Company (the “Company”) specified in Schedule II to such Pricing Agreement (with respect to such Pricing Agreement, the “Designated Securities”).

The terms and rights of any particular issuance of Designated Securities shall be as specified in the Pricing Agreement relating thereto.

1. Particular sales of Designated Securities may be made from time to time to the Underwriters of such Securities, for whom the firms designated as representatives of the Underwriters of such Securities in the Pricing Agreement relating thereto will act as representatives (the “Representatives”). The term “Representatives” also refers to a single firm acting as sole representative of the Underwriters and to Underwriters who act without any firm being designated as their representative. This Underwriting Agreement shall not be construed as an obligation of the Selling Securityholder to sell any of the Securities or as an obligation of any of the Underwriters to purchase any of the Securities. None of this Agreement, any Pricing Agreement, or anything contained herein or therein shall be construed as an obligation of the Company to sell any Securities. The obligation of the Selling Securityholder to sell any of the Securities and the obligation of any of the Underwriters to purchase any of the Securities shall be evidenced by the Pricing Agreement with respect to the Designated Securities specified therein. Each Pricing Agreement shall specify the aggregate principal amount of the Designated Securities, the initial public offering price of such Designated Securities or the manner of determining such price, the purchase price to the Underwriters of such Designated Securities, the names of the Underwriters of such Designated Securities, the names of the Representatives of such Underwriters, the aggregate principal amount of such Designated Securities to be purchased by each Underwriter and the commission, if any, payable to the Underwriters with respect thereto and shall set forth the date, time and manner of delivery of such Designated Securities, if any, and payment therefor. The Pricing Agreement shall also specify (to the extent not set forth in the Indenture and the registration statement and prospectus with respect thereto) the terms of such Designated Securities. A Pricing Agreement shall be in the form of an executed writing (which may be in counterparts), and may be evidenced by an exchange of telegraphic communications or any other rapid transmission device designed to produce a written record of communications transmitted. The obligations of the Underwriters under this Agreement and each Pricing Agreement shall be several and not joint.

2. (a) The Company represents and warrants to, and agrees with, each of the Underwriters that:

(i) A registration statement on Form S-3 as amended (File No. 333-106384 (the “Initial Shelf Registration Statement”) in respect of the Securities has been filed with the Securities and Exchange Commission (the “Commission”); the Initial Shelf Registration Statement and any post effective amendment thereto, each in the form heretofore delivered to the Representatives, and, excluding exhibits thereto but including all documents incorporated by reference in the prospectus contained therein, have been declared effective by the Commission in such form; no other document with respect to the Initial Shelf Registration Statement or document incorporated by reference therein has heretofore been filed with the Commission, other than the Prospectus (as defined below); and no stop order suspending the effectiveness of the Initial Shelf Registration Statement or any post-effective amendment thereto has been issued and no proceeding for that purpose has been initiated or, to the knowledge of the Company, threatened by the Commission (any preliminary prospectus included in the Initial Shelf Registration Statement or filed with the Commission pursuant to Rule 424(a) of the rules and regulations of the Commission under the Securities Act of 1933, as amended (the “Securities Act”) is hereinafter called a “Preliminary Prospectus”); the various parts of the Initial Shelf Registration Statement, including all exhibits thereto but excluding Form T-1 and including (i) the information contained in the form of final prospectus filed with the Commission pursuant to Rule 424(b) under the Securities Act in accordance with Section 5(a) hereof and deemed by virtue of Rule 430A under the Securities Act to be part of the Initial Shelf Registration Statement at the time it was declared effective and (ii) the documents incorporated by reference in the prospectus contained in the Initial Shelf Registration Statement at the time such part of the Initial Shelf Registration Statement became effective, each as amended at the time such part of the Initial Shelf Registration Statement became effective are hereinafter collectively called the “Registration Statement”; such final prospectus, in the form first filed pursuant to Rule 424(b) under the Securities Act, is hereinafter called the “Prospectus”; and any reference herein to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Securities Act, as of the date of such Preliminary Prospectus or Prospectus, as the case may be; any reference to any amendment to the Registration Statement shall be deemed to refer to and include any annual report of the Company filed pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) after the effective date of the Registration Statement that is incorporated by reference in the Registration Statement; and any reference to the Prospectus as amended or supplemented shall be deemed to refer to the Prospectus as amended or supplemented in relation to the applicable Designated Securities in the form in which it is filed with the Commission pursuant to Rule 424(b) under the Securities Act in accordance with Section 5(a) hereof, including any documents incorporated by reference therein as of the date of such filing;

(ii) The documents incorporated by reference in the Prospectus (except that no representation is made with respect to statements that have been modified or superseded and consequently excluded from the Registration Statement and the Prospectus pursuant to Rule 412 under the Securities Act), when they were filed with the Commission, conformed in all material respects to the requirements of the Exchange Act and the rules and regulations of the Commission thereunder, and none of such documents (except that no representation is made with respect to statements that have been modified or superseded and consequently excluded from the Registration Statement and the Prospectus pursuant to Rule 412 under the Securities Act) contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading and any further documents so filed and incorporated by reference in the Prospectus or any further amendment or supplement thereto, when such documents are filed with the Commission, will conform in all material respects to the requirements of the Exchange Act and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided that the Company makes no representation or warranty with respect to any statements or omissions made in reliance upon and in conformity with information furnished to the Company in writing by such Underwriter through the Representatives expressly for use in such Prospectus or any further amendment or supplement thereto;

(iii) The Registration Statement conforms, and the Prospectus and any further amendments or supplements to the Registration Statement or the Prospectus will conform, in all material respects to the requirements of the Securities Act and the rules and regulations of the Commission thereunder and do not and will not, as of the applicable effective date as to the Registration Statement and any amendment thereto and as of the applicable filing date as to the Prospectus and any amendment or supplement thereto, contain an untrue statement of a material fact or, with respect to the Registration Statement, omit to state a material fact required to be stated therein not misleading or, with respect to the Prospectus as amended or supplemented, omit to state a material fact necessary in order to make the statements, in light of the circumstances in which they were made, not misleading; provided that the Company makes no representation or warranty with respect to any statements or omissions made in reliance upon and in conformity with information furnished to the Company in writing by such Underwriter through the Representatives expressly for use in such Prospectus or any further amendment or supplement thereto;

(iv) The financial statements and the related notes thereto included or incorporated by reference in the Prospectus present fairly, in all material respects, the consolidated financial position of the Company and its subsidiaries as of the dates indicated and the results of its operations and the changes in its cash flows for the periods specified; such financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis; and the other financial information included in the Registration Statement and the Prospectus has been derived from the accounting records of the Company and its subsidiaries and present fairly, in all material respects, the information shown thereby;

(v) Neither the Company nor any of the Company’s subsidiaries has sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus any loss or interference with its business from fire, explosion, flood or other calamity that is material to the Company and its subsidiaries, taken as a whole, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus as amended or supplemented; and, since the respective dates as of which information is given in the Prospectus as amended or supplemented, there has not been any material change in the capital stock, preferred securities or long-term debt of the Company or its subsidiaries, taken as a whole, or any material adverse change, or any development involving a prospective material adverse change, in or affecting the business, management, financial position, stockholders’ equity or results of operations of the Company and its subsidiaries taken as a whole, otherwise than as set forth or contemplated in the Prospectus as amended or supplemented;

(vi) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with corporate power and authority to own its properties and conduct its business as described in the Prospectus as amended or supplemented; Hanover Compression Limited Partnership (“HCLP”) has been duly formed and is validly existing in good standing under the laws of the State of Delaware, with organizational power and authority to own its properties and conduct its business as described in the Prospectus; the Company has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which its ownership or lease of property or the conduct of its business requires such qualification, except where the failure to be so qualified or in good standing would not, individually or in the aggregate, have a material adverse effect on the business, management, financial position, stockholders’ equity, results of operations or prospects of the Company and its subsidiaries, taken as a whole; and HCLP has been duly qualified as a foreign limited partnership for the transaction of business and is in good standing under the laws of each other jurisdiction in which its ownership or lease of property or the conduct of its business requires such qualification, except where the failure to be so qualified or in good standing would not, individually or in the aggregate, have a material adverse effect on the business, management, financial position, stockholders’ equity, results of operations or prospects of the Company and its subsidiaries, taken as a whole;

(vii) The Company has an authorized capitalization as set forth in the Prospectus, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable; and all of the issued equity interests of HCLP are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims other than those described in the Prospectus;

(viii) The Company has full corporate power and authority to execute and deliver this Agreement, any Pricing Agreement and any other agreement or instrument entered into or to be entered into in connection with the transactions contemplated herein or therein, and to perform its obligations hereunder and thereunder; and all corporate action required to be taken for the due and proper authorization, execution and delivery of each such agreement and the consummation of the transactions contemplated herein or therein has been duly and validly taken;

(ix) The Securities have been duly authorized by the Company and have been duly executed, authenticated, issued and delivered and constitute valid and legally binding obligations of the Company entitled to the benefits provided by the Indenture, dated as of May 14, 2003, by and between the Company and Wachovia Bank, National Association, as Trustee (the “Indenture”), under which they have been issued; the Indenture has been duly authorized by the Company and constitutes a valid and legally binding obligation of the Company; and each of the Securities and the Indenture are enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors’ rights and to general equity principles; and the Indenture has been qualified under the Trust Indenture Act of 1939, as amended;

(x) The execution, delivery and compliance by the Company with all of the provisions of this Agreement, any Pricing Agreement and the consummation of the transactions contemplated herein and therein will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of the Company’s subsidiaries is a party or by which the Company or any of the Company’s subsidiaries is bound or to which any of the property or assets of the Company or any of the Company’s subsidiaries is subject, (ii) result in a violation of the provisions of the certificate of incorporation or by-laws or other organizational documents, as the case may be, of the Company or any of the

Company’s subsidiaries or (iii) result in a violation of any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of the Company’s subsidiaries or any of their properties, except, in the case of clauses (i) and (iii), for any such conflict, breach, violation or default which would not have a material adverse effect on the business, management, financial position, stockholders’ equity, results of operations or prospects of the Company and its subsidiaries, taken as a whole; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the sale of the Securities or the consummation by the Company of the transactions contemplated by this Agreement or any Pricing Agreement, except for (A) such consents, approvals, authorizations, orders, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Securities by the Underwriters and (B) such consents, approvals, authorizations, orders, registrations or qualifications the failure of which to obtain or make would not have a material adverse effect on the business, management, financial position, stockholders’ equity, results of operations or prospects of the Company and its subsidiaries, taken as a whole, and would not have a material adverse effect on the ability of the Company to consummate the transactions contemplated herein;

(xi) Neither the Company nor any of the Company’s subsidiaries is (i) in violation of its Certificate of Incorporation or By-laws or other organizational documents, as the case may be, or (ii) in default in the performance or observance of any material obligation, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which the Company or any of the Company’s subsidiaries is a party or by which the Company or any of the Company’s subsidiaries or any of the properties of the Company or any of the Company’s subsidiaries may be bound, except, in the case of this clause (ii), for any such default that would not have a material adverse effect on the business, management, financial position, stockholders’ equity, results of operations or prospects of the Company and its subsidiaries, taken as a whole;

(xii) The statements set forth in the Prospectus as amended or supplemented under the caption “Description of Notes”, insofar as they purport to constitute a summary of the terms of the Securities, are accurate in all material respects;

(xiii) Other than as set forth in the Prospectus as amended or supplemented, there are no legal or governmental proceedings pending to which the Company or any of the Company’s subsidiaries is a party or of which any property of the Company or any of the Company’s subsidiaries is the subject which, if determined adversely to the Company or any of the Company’s subsidiaries, would individually or in the aggregate have a material adverse effect on the business, management, position, stockholders’ equity, results of operations or prospects of the Company and its subsidiaries, taken as a whole; and, to the best knowledge of the Company, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

(xiv) Neither the Company nor any of the Company’s subsidiaries is an “investment company” or an entity “controlled” by an “investment company”, as such terms are defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”);

(xv) Neither the Company nor any of its affiliates does business with the government of Cuba or with any person or affiliate located in Cuba within the meaning of Florida Statutes Section 517.075;

(xvi) PricewaterhouseCoopers LLP, who have certified certain financial statements of the Company and the Company’s subsidiaries, are independent public accountants as required by the Securities Act and the rules and regulations of the Commission thereunder;

(xvii) Other than as set forth in the Prospectus as amended or supplemented, the Company and each of its subsidiaries (i) are in compliance with any and all applicable federal, state, local and foreign laws, rules, regulations, decisions and orders relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (collectively, “Environmental Laws”), (ii) have received and are in compliance with all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) have not received notice of any actual or potential liability for the investigation or remediation of any disposal or release of hazardous or toxic substances or wastes, pollutants or contaminants; except in any such case for any such failure to comply with any Environmental Laws or any required permits, licenses or other approvals, or failure to receive required permits, licenses or approvals, or liability, as would not, individually or in the aggregate, have a material adverse effect on the business, management, financial position, stockholders’ equity, results of operations or prospects of the Company and its subsidiaries, taken as a whole;

(xviii) The Company and each of its subsidiaries have all licenses, franchises, permits, authorizations, approvals and orders and other concessions of and from all governmental or regulatory authorities that are necessary to own or lease their properties and conduct their businesses as described in the Prospectus, except for such licenses, franchises, permits, authorizations, approvals and orders and other concessions the failure of which to obtain would not, individually or in the aggregate, have a material adverse effect on the business, management, financial position, stockholders’ equity, results of operations or prospects of the Company and its subsidiaries, taken as a whole;

(xix) The Company and each of its subsidiaries is conducting business in compliance with all applicable statutes, rules, regulations, standards, guides and orders administered or issued by any governmental or regulatory authority in the jurisdictions in which it is conducting business, except where the failure to be so in compliance would not have a material adverse effect on the business, management, or financial position, stockholders’ equity, results of operations or prospects of the Company and its subsidiaries, taken as a whole;

(xx) The Company and its subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them which is material to the business of the Company and its subsidiaries, as the case may be, in each case free and clear of all liens, encumbrances and defects except such as are described in the Prospectus or such as do not impair the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and its subsidiaries or such as would not have a material adverse effect on the business, management, financial position, stockholders’ equity, results of operations or prospects of the Company and its subsidiaries, taken as a whole; and any real property and buildings held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as do not interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries or such as would not have a material adverse effect on the business, management, financial position, stockholders’ equity, results of operations or prospects of the Company and its subsidiaries, taken as a whole;

(xxi) The Company and its subsidiaries own, possess or can acquire on reasonable terms, adequate trademarks, tradenames or other rights to inventions, know-how, patents, copyrights, confidential information and intellectual property (collectively, “intellectual property rights”) necessary to conduct the business now operated by them, or presently employed by them, except for such intellectual property rights the failure of which to own, possess or acquire would not have a material adverse effect on the business, management, financial position, stockholders’ equity, results of operations or prospects of the Company and its subsidiaries, taken as a whole; and the Company and its subsidiaries have not received any notice of infringement of or conflict with asserted rights of others with respect to any intellectual property rights that, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a material adverse effect on the business, management, financial position, stockholders’ equity, results of operations or prospects of the Company and its subsidiaries, taken as a whole;

(xxii) No relationship, direct or indirect, exists between or among the Company or any of its subsidiaries, on the one hand, and the directors, officers, stockholders, customers or suppliers of the Company or any of its subsidiaries, on the other, that is required by the Securities Act to be described in the Registration Statement and the Prospectus and that is not so described;

(xxiii) The Company and its subsidiaries have filed all federal, state, local and foreign tax returns required to be filed through the date hereof and have paid all taxes shown as due thereon; and except as otherwise disclosed in the Prospectus as amended or supplemented, the Company has no knowledge of any tax deficiency that has been, or could reasonably be expected to be, asserted against the Company or any of its subsidiaries or any of their respective properties or assets that would, individually or in the aggregate, have a material adverse effect on the business, management, financial position, stockholders’ equity, results of operations or prospects of the Company and its subsidiaries, taken as a whole;

(xxiv) Except as would not reasonably be expected to have a material adverse effect on the business, management, financial position, stockholders’ equity, results of operations or prospects of the Company and its subsidiaries, taken as a whole, (i) each employee benefit plan, within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), that is maintained, administered or contributed to by the Company or any of its affiliates for employees or former employees of the Company and its affiliates has been maintained in compliance with its terms and the requirements of any applicable statutes, orders, rules and regulations, including but not limited to ERISA and the Internal Revenue Code of 1986, as amended (the “Code”); (ii) no prohibited transaction, within the meaning of Section 406 of ERISA or Section 4975 of the Code, has occurred with respect to any such plan excluding transactions effected pursuant to a statutory or administrative exemption; and (iii) for each such plan that is subject to the funding rules of Section 412 of the Code or Section 302 of ERISA, no “accumulated funding deficiency” as defined in Section 412 of the Code has been incurred, whether or not waived, and the fair market value of the assets of each such plan (excluding for these purposes accrued but unpaid contributions) exceeds the present value of all benefits accrued under such plan determined using reasonable actuarial assumptions;

(xxv) The Company and its subsidiaries maintain systems of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences;

(xxvi) The Company and its subsidiaries have insurance of the types and in the amounts generally deemed prudent and customary in the businesses in which they are engaged; and neither the Company nor any of its subsidiaries has (i) received notice from any insurer or agent of such insurer that material capital improvements or other expenditures are required or necessary to be made in order to continue such insurance or (ii) any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain substantially similar coverage at reasonable cost from similar insurers as may be necessary to continue its business;

(xxvii) As of the date hereof, the Company is Solvent. As used in this paragraph, the term “Solvent” means, with respect to a particular date, that on such date (i) the Company believes that the present fair market value (or present fair saleable value) of the assets of the Company is not less than the total amount required to pay the liabilities of the Company on its total existing debts and liabilities (including contingent liabilities) as they become absolute and matured; (ii) the Company is able to realize upon its assets and pay its debts and other liabilities, contingent obligations and commitments as they mature and become due in the normal course of business; (iii) the Company is not incurring debts or liabilities beyond its ability to pay as such debts and liabilities mature; (iv) the Company is not engaged in any business or transaction, and does not propose to engage in any business or transaction, for which its property would constitute unreasonably small capital after giving due consideration to the prevailing practice in the industry in which the Company is engaged; and (v) other than as set forth in the Prospectus, the Company is not a defendant in any civil action that would result in a judgment that the Company is or would become unable to satisfy;

(xxviii) The Company has not taken, directly or indirectly, any action designed to or that could reasonably be expected to cause or result in any stabilization or manipulation of the price of the Securities;

(xxix) No forward-looking statement (within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act) contained in the Registration Statement and the Prospectus has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith; and

(xxx) Nothing has come to the attention of the Company that has caused the Company to believe that the statistical and market-related data included in the Registration Statement and the Prospectus is not based on or derived from sources that are reliable and accurate in all material respects.

(b) The Selling Securityholder represents and warrants to, and agrees with, each of the Underwriters and the Company that:

(i) All consents, approvals, authorizations and orders necessary for the execution and delivery by the Selling Securityholder of this Agreement and any Pricing Agreement, and for the sale and delivery of the Securities to be sold by the Selling Securityholder hereunder, have been obtained; and the Selling Securityholder has full right, power and authority to enter into this Agreement, any Pricing Agreement, and to sell, assign, transfer and deliver the Securities to be sold by the Selling Securityholder hereunder;

(ii) The sale of the Securities to be sold by the Selling Securityholder hereunder and the compliance by the Selling Securityholder with all of the provisions of this Agreement, any Pricing Agreement and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any statute, indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Selling Securityholder is a party or by which the Selling Securityholder is bound or to which any of the property or assets of the Selling Securityholder is subject, nor will such action result in any violation of the provisions of the Certificate of Incorporation or By laws of the Selling Securityholder or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Selling Securityholder or the property of the Selling Securityholder; provided, however, that no representation is made by the Selling Securityholder with respect to the consents, approvals, authorizations, registrations or qualifications that may be required under state securities or Blue Sky laws;

(iii) The Selling Securityholder has, and immediately prior to the each Time of Delivery (as defined in Section 4 hereof) the Selling Securityholder will have, good and valid title to the Securities to be sold by the Selling Securityholder hereunder, free and clear of all liens, encumbrances, equities or claims; and, upon delivery of such Securities and payment therefor pursuant hereto, good and valid title to such Securities, free and clear of all liens, encumbrances, equities or claims, will pass to the several Underwriters;

(iv) During the period beginning from the date hereof and continuing to and including the date 60 days after the date of any Pricing Agreement, it will not offer, sell contract to sell or otherwise dispose of, except as provided hereunder, any securities of the Company that are substantially similar to the Securities, without the Representatives’ prior written consent;

(v) The Selling Securityholder has not taken and will not take, directly or indirectly, any action which is designed to or which has constituted or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities; and

(vi) To the extent that any statements or omissions made in the Registration Statement, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto are made in reliance upon and in conformity with written information furnished to the Company by the Selling Securityholder expressly for use therein, the written information provided by the Selling Securityholder did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

3. Upon the execution of a Pricing Agreement applicable to any Designated Securities and authorization by the Representatives of the release of the Designated Securities, the several Underwriters propose to offer the Designated Securities for sale upon the terms and conditions set forth in the Prospectus as amended or supplemented. Notwithstanding anything herein to the contrary, the aggregate principal amount of the Designated Securities cannot exceed $262,621,810 at maturity, which is the aggregate principal amount at maturity of Securities owned by the Selling Securityholder.

4. Certificates for the Designated Securities to be purchased by each Underwriter pursuant to the Pricing Agreement relating thereto, in the form specified in such Pricing Agreement and in such authorized denominations and registered in such names as the

Representatives may request upon at least forty eight hours’ prior notice to the Selling Securityholder, shall be delivered by or on behalf of the Selling Securityholder (and the Company agrees to use its commercially reasonable best efforts to cause the Trustee (as defined in the Indenture) to do everything necessary to cause the same to occur) to the Representatives for the account of such Underwriter, against payment by such Underwriter or on its behalf of the purchase price therefor by wire transfer of Federal (same-day) funds to the account specified by the Selling Securityholder to Goldman, Sachs & Co. at least forty-eight hours in advance as specified in such Pricing Agreement, all in the manner and at the place and time and date specified in such Pricing Agreement or at such other place and time and date as the Representatives and the Company may agree upon in writing. Each such time and date for delivery is herein called a “Time of Delivery”.

5. The Company agrees with each of the Underwriters:

(a) To prepare the Prospectus, as amended and supplemented in relation to the Designated Securities, in a form approved by the Representatives and to file such Prospectus pursuant to Rule 424(b) under the Securities Act not later than the Commission’s close of business on the second business day following the execution and delivery of the Pricing Agreement relating to the Designated Securities or, if applicable, such earlier time as may be required by Rule 424(b); to make no further amendment or any supplement to the Registration Statement or Prospectus, as amended and supplemented, after the date of the Pricing Agreement relating to such Securities and prior to any Time of Delivery for such Securities which shall be disapproved by the Representatives for such Securities promptly after reasonable notice thereof; to advise the Representatives promptly of the time of any such amendment or supplement after any Time of Delivery for such Securities and furnish the Representatives with copies thereof; to file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act for so long as the delivery of a prospectus is required in connection with the offering or sale of such Securities, and to advise the Representatives, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any prospectus relating to the Securities, of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any prospectus relating to the Securities or suspending any such qualification, promptly to use its best efforts to obtain the withdrawal of such order;

(b) Promptly from time to time to take such action as the Representatives may reasonably request to qualify the Securities for offering and sale under the securities laws of such jurisdictions as the Representatives may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Securities, provided that in connection therewith the Company shall not be required to qualify as a foreign corporation, to submit to taxation generally or to file a general consent to service of process in any jurisdiction;

(c) Prior to 10:00 A.M., New York City time, on the second New York Business Day after the date of this Agreement and from time to time, to furnish the Underwriters with written and electronic copies of the Prospectus, as amended or supplemented, in New York City in such quantities as the Representatives may reasonably request, and, if the delivery of a prospectus is required at any time in connection with the offering or sale of the Securities and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such period to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Securities Act or the Exchange Act, to notify the Representatives and upon the request of the Representatives to file such document and to prepare and furnish without charge to each Underwriter and to any dealer in securities as many written and electronic copies as the Representatives may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance; and

(d) To make generally available to its security holders as soon as practicable, but in any event not later than eighteen months after the effective date of the Registration Statement (as defined in Rule 158 under the Securities Act), an earnings statement of the Company (which need not be audited) complying with Section 11(a) of the Securities Act and the rules and regulations of the Commission thereunder (including, at the option of the Company, Rule 158).

6. The Company and the Selling Securityholder covenant and agree with one another and with the several Underwriters that the Company will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company’s counsel and accountants in connection with the registration of the Securities under the Securities Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, any Preliminary Prospectus and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) the cost of printing or producing any Agreement among Underwriters, this Agreement, the Blue Sky Memorandum, closing documents (including any compilations thereof) and any other documents in connection with the offering, purchase, sale and delivery of the Securities; (iii) all expenses in connection with the qualification of the Securities for offering and sale under state securities laws as provided in Section 5(b) hereof, including the fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky survey; (iv) the cost and charges of any transfer agent or registrar; and (v) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section; and (b) the Selling Securityholder will pay or cause to be paid all costs and expenses incident to the performance of the Selling Securityholder’s obligations hereunder which are not otherwise specifically provided for in this Section, including (i) any fees and expenses of counsel for the Selling Securityholder, and (ii) all expenses and taxes incident to the sale and delivery of the Securities to be sold by the Selling Securityholder to the Underwriters under any Pricing Agreement. It is understood, however, that except as provided in this Section, and Sections 8 and 11 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel and any advertising expenses connected with any offers they may make.

7. The obligations of the Underwriters of any Designated Securities under the Pricing Agreement relating to such Designated Securities shall be subject, unless waived by the Representatives, to the condition that all representations and warranties and other statements of the Company and of the Selling Securityholder in or incorporated by reference in the Pricing Agreement relating to such Designated Securities are, at and as of each Time of Delivery for such Designated Securities, true and correct, the condition that the Company and the Selling Securityholder shall have performed all of its and their obligations hereunder theretofore to be performed, and the following additional conditions:

(a) The Prospectus as amended or supplemented in relation to such Designated Securities shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the rules and regulations under the Securities Act and in accordance with Section 5(a) hereof; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to the reasonable satisfaction of the Representatives;

(b) Counsel for the Underwriters shall have furnished to the Representatives such written opinion or opinions, dated each Time of Delivery, with respect to such matters as the Representatives may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

(c) Mark Berg, Senior Vice President, General Counsel and Corporate Secretary of the Company shall have furnished to the Representatives his written opinion (a draft of such opinions are attached as Annex II(a) hereto), dated each Time of Delivery, in form and substance reasonably satisfactory to the Representatives, to the effect that:

(i) To such counsel’s knowledge and other than as set forth in the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject which would individually or in the aggregate have a material adverse effect on the business, management, financial position, stockholders’ equity, results of operations or prospects of the Company and its subsidiaries, taken as a whole; and, to such counsel’s knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others; and

(ii) Although such counsel has not undertaken to determine independently and does not assume any responsibility for, or express any opinion regarding, the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus, no facts have come to such counsel’s attention that cause it to believe that, as of its effective date, the Registration Statement or any further amendment thereto made by the Company prior to such Time of Delivery (other than (a) the financial statements and related schedules therein, including the notes thereto and the auditor’s report thereon and (b) the other financial data that is included or incorporated by reference therein, as to which such counsel need not comment) contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that, as of its date, the Prospectus as amended or supplemented or any further amendment or supplement thereto made by the Company prior to such Time of Delivery (other than (a) the financial statements and related schedules therein, including the notes thereto and the auditor’s report thereon and (b) the other financial data that is included or incorporated by reference therein, as to which such counsel need not comment) contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading or that, as of such Time of Delivery, the Prospectus as amended or supplemented or any further amendment or supplement thereto made by the Company prior to such Time of Delivery (other than (a) the financial statements and related schedules therein, including the notes thereto and the auditor’s report thereon and (b) the other financial data that is included or incorporated by reference therein, as to which such counsel need not comment) contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(d) Vinson & Elkins L.L.P., counsel for the Company shall have furnished to the Representatives their written opinion (a draft of such opinions are attached as Annex II(b) hereto), dated each Time of Delivery, in form and substance reasonably satisfactory to the Representatives, to the effect that:

(i) The Registration Statement was declared effective under the Securities Act on [                        ], 2003; the Prospectus with respect to the Designated Securities was filed with the Commission pursuant to Rule 424 under the Securities Act on the date specified therein; no stop order suspending the effectiveness of the Registration Statement has been issued and to the best of such counsel’s knowledge, no proceedings for that purpose have been instituted or are pending or threatened by the Commission;

(ii) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with corporate power and authority to own its properties and conduct its business as described in the Prospectus;

(iii) HCLP has been duly formed and is validly existing in good standing under the laws of the State of Delaware; and all of the issued equity interests of HCLP are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims other than those described in the Prospectus;

(iv) This Agreement and the Pricing Agreement with respect to the Designated Securities have been duly authorized, executed and delivered by the Company;

(v) (a) The Designated Securities constitute legally valid and binding obligations of the Company enforceable against the Company in accordance with their terms and entitled to the benefits provided by the Indenture, subject as to enforceability to (x) the effect of bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting the rights and remedies of creditors, (y) the effect of general principles of equity, whether enforcement is considered in a proceeding in equity or at law, and the discretion of the court before which any proceeding therefor may be brought and (z) the potential unenforceability under certain circumstances under law or court decisions of provisions providing for the indemnification of a party with respect to a liability where such indemnification is contrary to public policy and (b) the Designated Securities and the Indenture conform in all material respects to the descriptions thereof in the Prospectus, as amended or supplemented;

(vi) The Indenture has been duly authorized, executed and delivered by the parties thereto and constitutes a legally valid and binding instrument of the Company, enforceable against the Company in accordance with its terms, subject as to enforceablility to (x) the effect of bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting the rights and remedies of creditors, (y) the effect of general principles of equity, whether enforcement is considered in a proceeding in equity or at law, and the discretion of the court before which any proceeding therefor may be brought and (z) the potential unenforceability under certain circumstances under law or court decisions of provisions providing for the indemnification of a party with respect to a liability where such indemnification is contrary to public policy; and the Indenture has been qualified under the Trust Indenture Act of 1939, as amended;

(vii) The sale of the Designated Securities being delivered at such Time of Delivery and the compliance by the Company with all of the provisions of this Agreement and the Pricing Agreement with respect to the Designated Securities and the consummation of the transactions contemplated herein and therein will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any of the indentures, mortgages, deeds of trust, loan agreements or other agreements or instruments set forth on a schedule attached to such opinion, and which documents the Company has represented constitute all material agreements to which the Company or any of its subsidiaries is party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, (ii) result in a violation of the provisions of the Certificate of Incorporation or By laws of the Company or (iii) result in a violation of any statute or any order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over the Company or any of the Company’s subsidiaries or any of their properties, except, in the case of clauses (i) and (iii), for such breaches or violations that could not reasonably be expected to have a material adverse effect on the Company and its subsidiaries taken as a whole;

(viii) No consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the sale of the Designated Securities or the consummation by the Company of the transactions contemplated by this Agreement or such Pricing Agreement, except such as have been obtained under the Securities Act and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Designated Securities by the Underwriters, and except for such consents, approvals, authorizations, registrations or qualifications the failure of which to obtain or make would not have a material adverse effect on the Company and its subsidiaries taken as a whole;

(ix) The statements set forth in the Prospectus under the caption “Description of Notes”, insofar as they purport to constitute a summary of the terms of the Securities, are accurate in all material respects;

(x) The Company is not an “investment company”, as such term is defined in the Investment Company Act;

(xi) The documents incorporated by reference in the Prospectus as amended or supplemented (other than (a) the financial statements and related schedules therein, including the notes thereto and the auditor’s report thereon and (b) the other financial data that is included or incorporated by reference therein, as to which such counsel need express no opinion), when they became effective or were filed with the Commission, as the case may be, appear on their face to be appropriately responsive in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable and the rules and regulations thereunder; and

(xii) The Registration Statement and the Prospectus and any further amendments and supplements thereto made by the Company prior to such Time of Delivery (other than (a) the financial statements and related schedules therein, including the notes thereto and the auditor’s report thereon and (b) the other financial data that is included or incorporated by reference therein, as to which such counsel need express no opinion) appear on their face to be appropriately responsive in all material respects to the requirements of the Securities Act and the rules and regulations thereunder; although they have not undertaken to determine independently and do not assume any responsibility for, or express any opinion regarding, the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus, except for those referred to in the opinion in subsection (ix) of this Section 7(d), no facts have come to such counsel’s attention that cause it to believe that, as of its effective date, the Registration Statement or any further amendment thereto made by the Company prior to such Time of Delivery (other than (a) the financial statements and related schedules therein, including the notes thereto and the auditor’s report thereon and (b) the other financial data that is included or incorporated by reference therein, as to which such counsel need not comment) contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that, as of its date, the Prospectus as amended or supplemented or any further amendment or supplement thereto made by the Company prior to such Time of Delivery (other than (a) the financial statements and related schedules therein, including the notes thereto and the auditor’s report thereon and (b) the other financial data that is included or incorporated by reference therein, as to which such counsel need not comment) contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading or that, as of such Time of Delivery, the Prospectus as amended or supplemented or any further amendment or supplement thereto made by the Company prior to such Time of Delivery (other than (a) the financial statements and related schedules therein, including the notes thereto and the auditor’s report thereon and (b) the other financial data that is included or incorporated by reference therein, as to which such counsel need not comment) contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(e) Counsel for the Selling Securityholder shall have furnished to the Representatives their written opinion with respect to the Selling Securityholder (a draft of each such opinion is attached as Annex II(c) hereto), dated such Time of Delivery, in form and substance satisfactory to the Representatives, to the effect that:

(i) This Agreement and the Pricing Agreement relating to the Designated Securities has been duly executed and delivered by or on behalf of the Selling Securityholder; and the sale of the Securities to be sold by the

Selling Securityholder thereunder and the compliance by the Selling Securityholder with all of the provisions of this Agreement, the Pricing Agreement relating to the Designated Securities, and the consummation of the transactions herein and therein contemplated will not, to the knowledge of such counsel, conflict with or result in a breach or violation of any terms or provisions of, or constitute a default under, any statute, indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Selling Securityholder is a party or by which the Selling Securityholder is bound or to which any of the property or assets of the Selling Securityholder is subject, nor will such action result in any violation of the provisions of the Articles of Incorporation or By laws of the Selling Securityholder or, to the knowledge of such counsel, any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Selling Securityholder or the property of the Selling Securityholder;

(ii) No consent, approval, authorization or order of any court or governmental agency or body is required for the consummation of the transactions contemplated by this Agreement and the Pricing Agreement for such Designated Securities in connection with the Designated Securities to be sold by the Selling Securityholder thereunder, except such as have been obtained under the Securities Act and such as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of such Designated Securities by the Underwriters;

(iii) To such counsel’s knowledge, immediately prior to such Time of Delivery, the Selling Securityholder had good and valid title to the Designated Securities to be sold at such Time of Delivery by the Selling Securityholder under this Agreement and the Pricing Agreement for such Designated Securities, free and clear of all liens, encumbrances, equities or claims, and full right, power and authority to sell, assign, transfer and deliver the Designated Securities to be sold by the Selling Securityholder thereunder; and

(iv) Good and valid title to such Designated Securities, free and clear of all liens, encumbrances, equities or claims, has been transferred to each of the several Underwriters.

In rendering the opinion in paragraph (iv), such counsel may rely upon a certificate of the Selling Securityholder in respect of matters of fact as to ownership of, and liens, encumbrances, equities or claims on, the Securities sold by the Selling Securityholder, provided that such counsel shall state that they have no reason to believe that such certificate is not true and accurate;

(f) On the effective date of any post-effective amendment to the Registration Statement filed subsequent to the date of this Agreement, on the date of the Pricing Agreement for such Designated Securities and at each Time of Delivery for such Designated Securities, the independent accountants of the Company who have certified the financial statements of the Company and the Company’s subsidiaries included or incorporated by reference in the Registration Statement shall have furnished to the Representatives a letter, dated the respective dates of delivery thereof, in form and substance satisfactory to the Representatives and PricewaterhouseCoopers LLP, containing statements and information of the type customarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement and the Prospectus, and with respect to such letter dated such Time of Delivery, as to such other matters as the Representatives may reasonably request;

(g) (i) Neither the Company nor any of its subsidiaries shall have sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus as amended or supplemented prior to the date of the Pricing Agreement relating to the Designated Securities any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus as amended or supplemented prior to the date of the Pricing Agreement relating to the Designated Securities, and (ii) since the respective dates as of which information is given in the Prospectus as amended or supplemented prior to the date of the Pricing Agreement relating to the Designated Securities there shall not have been any material change in the capital stock, preferred securities or long-term debt of the Company or any of its subsidiaries or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, stockholders’ equity or results of operations of the Company and the Company’s subsidiaries taken as a whole, otherwise than as set forth or contemplated in the Prospectus as amended or supplemented prior to the date of the Pricing Agreement relating to the Designated Securities, the effect of which, in any such case described in clause (i) or (ii), is in the judgment of the Representatives so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Designated Securities on the terms and in the manner contemplated in the Prospectus as amended or supplemented prior to the date of the Pricing Agreement relating to the Designated Securities;

(h) On or after the date of the Pricing Agreement relating to the Designated Securities (i) no downgrading shall have occurred in the rating accorded the Company’s debt securities by any “nationally recognized statistical rating organization”, as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Securities Act, and (ii) no such organization shall have issued a public announcement that it has under surveillance or review, with possible negative implications, its rating of any of the Company’s debt securities (other than the reiteration of an announcement of a surveillance, review or outlook made prior to the date of this Agreement and in effect as of the date hereof);

(i) On or after the date of the Pricing Agreement relating to the Designated Securities there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange; (ii) a suspension or material limitation in trading in the Company’s securities on the New York Stock Exchange; (iii) a general moratorium on commercial banking activities declared by either Federal or New York State authorities or a material disruption in commercial banking or securities settlement or clearance services in the United States; (iv) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war or (v) the occurrence of any other calamity or crisis or any change in financial, political or economic conditions in the United States or elsewhere, if the effect of any such event specified in clause (iv) or (v) in the judgment of the Representatives makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Designated Securities on the terms and in the manner contemplated in the Prospectus as first amended or supplemented relating to the Designated Securities;

(j) The Company shall have complied with the provisions of Section 5(c) hereof with respect to the furnishing of prospectuses on the second New York Business Day after the date of this Agreement; and

(k) The Company and the Selling Securityholder shall have furnished or caused to be furnished to Representatives at the Time of Delivery certificates of officers of the Company and of the Selling Securityholder, respectively, reasonably satisfactory to the Representatives as to the accuracy of the representations and warranties of the Company and the Selling Securityholder, respectively, herein at and as of such Time of Delivery, as to the performance by the Company and the Selling Securityholder of all of their respective obligations hereunder to be performed at or prior to such Time of Delivery, and as to such other matters as the Representatives may reasonably request, and the Company shall have furnished or caused to be furnished certificates as to the matters set forth in subsections (a) and (g) of this Section.

8. (a) The Company will indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Securities, or any amendment or supplement in reliance upon and in conformity with written information furnished to the Company by any Underwriter of Designated Securities

through the Representatives expressly for use in the Prospectus as amended or supplemented relating to such Securities.

(b) The Selling Securityholder will indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Securities, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Securities or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by the Selling Securityholder expressly for use therein; and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Selling Securityholder shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Securities, or any amendment or supplement in reliance upon and in conformity with written information furnished to the Company or the Selling Securityholder by any Underwriter of Designated Securities through the Representatives expressly for use therein. In addition, the maximum liability of the Selling Securityholder under this Agreement shall in no event exceed the amount of the net proceeds received by the Selling Securityholder from the sale of the Securities pursuant to this Agreement and the maximum liability of the Selling Securityholder under this Agreement with respect to the Securities sold pursuant to a particular Pricing Agreement shall be limited to the net proceeds received by the Selling Securityholder from the sale of the Securities pursuant to that Pricing Agreement.

(c) Each Underwriter will indemnify and hold harmless the Company and the Selling Securityholder against any losses, claims, damages or liabilities to which the Company or the Selling Securityholder may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Securities, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Securities or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company or the Selling Securityholder by such Underwriter for the Designated Securities through the Representatives expressly for use therein; and will reimburse the Company and the Selling Securityholder for any legal or other expenses reasonably incurred by the Company or the Selling Securityholder in connection with investigating or defending any such action or claim as such expenses are incurred.

(d) Promptly after receipt by an indemnified party under subsection (a), (b) or (c) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

(e) If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a), (b) or (c) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Securityholder on the one hand and the Underwriters on the other from the offering of the Designated Securities. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (d) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and the Selling Securityholder on the one hand and the Underwriters of the Designated Securities on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Securityholder on the one hand and the Underwriters of the Designated Securities on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company and the Selling Securityholder bear to the total underwriting discounts and commissions received by the Underwriter of the Designated Securities, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Selling Securityholder on the one hand or the Underwriters of the Designated Securities on the other and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, the Selling Securityholder and the Underwriters of the Designated Securities agree that it would not be just and equitable if contributions pursuant to this subsection (e) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (e). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (e) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (e), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Designated Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. In addition, the maximum liability of the Selling Securityholder under this Agreement shall in no event exceed the amount of the net proceeds received by the Selling Securityholder from the sale of the Securities pursuant to this Agreement and the maximum liability of the Selling Securityholder under this Agreement with respect to the Securities sold pursuant to a particular Pricing Agreement shall be limited to the net proceeds received by the Selling Securityholder from the sale of the Securities pursuant to that Pricing Agreement. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters’ obligations in this subsection (e) to contribute are several in proportion to their respective underwriting obligations and not joint. Notwithstanding anything herein to the contrary, in no event shall the Selling Securityholder be liable for, or indemnify or provide contribution to the Company, the Underwriters or the Representatives for, anything other than untrue statements or alleged untrue statements or omissions or alleged omissions of material facts in each case contained in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Securities, or any amendment or supplement in reliance upon and in conformity with written information furnished to the Company by the Selling Securityholder expressly for use therein.

(f) The obligations of the Company and the Selling Securityholder under this Section 8 shall be in addition to any liability which the Company and the Selling Securityholder may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Securities Act; and the obligations of the Underwriters of such Designated Securities under this Section 8 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company and to each person, if any, who controls the Company within the meaning of the Securities Act.

9. (a) If any Underwriter shall default in its obligation to purchase the Designated Securities which it has agreed to purchase hereunder under the Pricing Agreement relating to such Securities, the Representatives may in their discretion arrange for themselves or another party or other parties to purchase such Securities on the terms contained herein. If within thirty-six hours after such default by any Underwriter they do not arrange for the purchase of such Designated Securities, then the Selling Securityholder shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to the Representatives to purchase such Securities on such terms. In the event that, within the respective prescribed periods, the Representatives notify the Selling Securityholders that they have so arranged for the purchase of such Securities, or the Selling Securityholder notifies the Representatives that they have so arranged for the purchase of such Securities, the Underwriters and the Selling Securityholder shall have the right to postpone such Time of Delivery for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus, or in any other documents or arrangements, and the Company agrees to file promptly any amendments to the Registration Statement or the Prospectus which in the Representatives’ opinion may thereby be made necessary. The term “Underwriter” as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to this Agreement and the Pricing Agreement with respect to such Securities.

(b) If, after giving effect to any arrangements for the purchase of the Designated Securities of a defaulting Underwriter or Underwriters by the Representatives and the Selling Securityholder as provided in subsection (a) above, the aggregate principal amount of such Securities which remains unpurchased does not exceed one eleventh of the aggregate principal amount of the Designated Securities to be purchased at the Respective Time of Delivery, then the Selling Securityholder shall have the right to require each non defaulting Underwriter to purchase the principal amount of Designated Securities which such Underwriter agreed to purchase under such Pricing Agreement and, in addition, to require each non defaulting Underwriter to purchase its pro rata share (based on the principal amount of Designated Securities which such Underwriter agreed to purchase under such Pricing Agreement) of the Designated Securities of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

(c) If, after giving effect to any arrangements for the purchase of the Designated Securities of a defaulting Underwriter or Underwriters by Representatives and the Selling Securityholders as provided in subsection (a) above, the aggregate principal amount of such Securities which remains unpurchased exceeds one eleventh of the aggregate principal amount of the Designated Securities to be purchased at such Time of Delivery, or if the Selling Securityholder shall not exercise the right described in subsection (b) above to require non-defaulting Underwriters to purchase Securities of a defaulting Underwriter or Underwriters, then the Pricing Agreement relating to such Designated Securities shall thereupon terminate without liability on the part of any non defaulting Underwriter or the Selling Securityholder, except for the expenses to be borne by the Company, the Selling Securityholders and the Underwriters, respectively, as provided in Section 6 hereof and the indemnity and contribution agreements in Section 8 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

10. The respective indemnities, agreements, representations, warranties and other statements of the Company, the Selling Securityholder and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person of any Underwriter, or the Company, or any of the Selling Securityholders, or any officer or director or controlling person of the Company, or any controlling person of any Selling Securityholder, and shall survive delivery of and payment for the Securities.

11. If any Pricing Agreement shall be terminated pursuant to Section 9 hereof, neither the Company nor the Selling Securityholders shall then be under any liability to any Underwriter except as provided in Sections 6 and 8 hereof; but, if for any other reason Designated Securities are not delivered by or on behalf of the Selling Securityholder as provided herein, the Selling Securityholder will reimburse the Underwriters through the Representatives for all out of pocket expenses reasonably approved in writing by the Representatives, including fees and disbursements of counsel, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of such Designated Securities, but the Company and the Selling Securityholder shall then be under no further liability to any Underwriter with respect to such Designated Securities except as provided in Sections 6 and 8 hereof.

12. In all dealings hereunder, the Representatives of the Underwriters of the Designated Securities shall act on behalf of each of the Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by such Representatives jointly or by such of the Representatives, if any, as may be designated for such purpose in the Pricing Agreement.

All statements, requests, notices and agreements hereunder shall be in writing, and if to the Underwriters shall be delivered or sent by mail, telex or facsimile transmission to the Representatives as the representatives as set forth in the Pricing Agreement; if to any Selling Securityholder shall be delivered or sent by mail, telex or facsimile transmission to counsel for the Selling Securityholder at its address set forth in Schedule II hereto; and if to the

Company shall be delivered or sent by mail, telex or facsimile transmission to the address of the Company set forth in the Registration Statement, Attention: Secretary; provided, however, that any notice to an Underwriter pursuant to Section 8 hereof shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its Underwriters’ Questionnaire or telex constituting such Questionnaire, which address will be supplied to the Company or the Selling Securityholders by the Representatives on request. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

13. This Agreement and each Pricing Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the Company and the Selling Securityholder and, to the extent provided in Sections 8 and 10 hereof, the officers and directors of the Company and each person who controls the Company or any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Securities from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

14. Time shall be of the essence of this Agreement. As used herein, the term “business day” shall mean any day when the Commission’s office in Washington, D.C. is open for business, and the term “New York Business Day” shall mean any day other than a Saturday or Sunday or any day on which banking institutions in the City of New York are authorized or obligated by law or executive order to close.

15. This Agreement and each Pricing Agreement shall be governed by and construed in accordance with the laws of the State of New York.

16. This Agreement and each Pricing Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

17. The Company and the Selling Securityholder are authorized, subject to applicable law, to disclose any and all aspects of this potential transaction that are necessary to support any U.S. federal income tax benefits expected to be claimed with respect to such transaction, and all materials of any kind (including tax opinions and other tax analyses) related to those benefits, without the Underwriters imposing any limitation of any kind.

If the foregoing is in accordance with your understanding, please sign and return to us one for the Company and one for the Selling Securityholder plus one for each counsel counterparts hereof, and upon acceptance hereof by you, this letter and such acceptance hereof, shall constitute a binding agreement between you, the Selling Securityholder and the Company.

Very truly yours,

Hanover Compressor Company

By:

Name:
Title:

Schlumberger Technology Corporation

By:

Name:
Title:

Accepted as of the date hereof

Goldman, Sachs & Co.

(Goldman, Sachs & Co.)

ANNEX I

Pricing Agreement

[                          , 20    ]

Goldman, Sachs & Co.,

[Name(s) of Co Representative(s), if any]

85 Broad Street

New York, New York 10004

As the Representatives of the several

Underwriters named in Schedule I hereto

Ladies and Gentlemen:

Schlumberger Technology Corporation, a Texas corporation, as the selling securityholder (the “Selling Securityholder”) of Zero Coupon Subordinated Notes due March 31, 2007 (the “Securities”) of Hanover Compressor Company, a Delaware corporation (the “Company”), proposes, subject to the terms and conditions stated herein and in the Underwriting Agreement dated [                          ], 2003 (the “Underwriting Agreement”) attached hereto, to sell to the Underwriters named in Schedule I hereto (the “Underwriters”) the Securities specified in Schedule II hereto (the “Designated Securities”). Each of the provisions of the Underwriting Agreement is incorporated herein by reference in its entirety, and shall be deemed to be a part of this Agreement to the same extent as if such provisions had been set forth in full herein; and each of the representations and warranties set forth therein shall be deemed to have been made at and as of the date of this Pricing Agreement. Each reference to the Representatives herein and in the provisions of the Underwriting Agreement so incorporated by reference shall be deemed to refer to you. Unless otherwise defined herein, terms defined in the Underwriting Agreement are used herein as therein defined. The Representatives designated to act on behalf of each of the Underwriters of the Designated Securities pursuant to Section 12 of the Underwriting Agreement and the address of the Representatives referred to in such Section 12 are set forth in Schedule II hereto.

An amendment to the Registration Statement, or a supplement to the Prospectus, as the case may be, relating to the Designated Securities, in the form heretofore delivered to you is now proposed to be filed with the Commission.

Subject to the terms and conditions set forth herein and in the Underwriting Agreement incorporated herein by reference, the Selling Securityholder agrees to sell to each of the Underwriters, and each of the Underwriters agrees severally and not jointly, to purchase from the Selling Securityholder, at the time and place and at the purchase price to the Underwriters set forth in Schedule II hereto, the aggregate principal amount of Designated Securities set forth opposite the name of such Underwriter in Schedule I hereto.

If the foregoing is in accordance with your understanding, please sign and return to us one for the Company, one for the Selling Securityholder and one for each of the Representatives plus one for each counsel counterparts hereof, and upon acceptance hereof by you, on behalf of each of the Underwriters, this letter and such acceptance hereof, including the provisions of the Underwriting Agreement incorporated herein by reference, shall constitute a binding agreement between each of the Underwriters, the Selling Securityholder and the Company. It is understood that your acceptance of this letter on behalf of each of the Underwriters is or will be pursuant to the authority set forth in a form of Agreement among Underwriters, the form of which shall be submitted to the Company and the Selling Securityholder for examination, upon request, but without warranty on the part of the Representatives as to the authority of the signers thereof.

Very truly yours,
Hanover Compressor Company

By:

Name: Title:

Schlumberger Technology Corporation

By:

Name: Title:

Accepted as of the date hereof

Goldman, Sachs & Co.

[Name(s) of Co Representatives, if any]

(Goldman, Sachs & Co.) On behalf of each of the Underwriters

SCHEDULE I—UNDERWRITERS

UNDERWRITER	AGGREGATE PRINCIPAL AMOUNT AT MATURITY OF DESIGNATED SECURITIES TO BE PURCHASED

Goldman, Sachs & Co.
[Underwriter]
[Underwriter]
Total

SCHEDULE II

TITLE OF DESIGNATED SECURITIES:

Zero Coupon Subordinated Notes due March 31, 2007

PRINCIPAL AMOUNT AT MATURITY OF DESIGNATED SECURITIES:

$[                    ]

PRICE TO PUBLIC:

[        ]% of the principal amount at maturity of the Designated Securities, plus accrued interest, if any, from [                    ] to [                    ].

PURCHASE PRICE BY UNDERWRITERS:

[        ]% of the principal amount at maturity of the Designated Securities, plus accrued interest, if any, from [                    ] to [                    ].

FORM OF DESIGNATED SECURITIES:

Global form, to be made available for checking at least twenty-four hours prior to the Time of Delivery at the office of the counsel to the Company.

SPECIFIED FUNDS FOR PAYMENT OF PURCHASE PRICE:

Federal (same-day) funds.

BLACKOUT PROVISIONS:

During the period beginning from the date hereof and continuing to and including the date 60 days after the date of this Agreement, the Selling Securityholder agrees not to offer, sell contract to sell or otherwise dispose of, except as provided in the Underwriting Agreement and hereunder, any securities of the Company that are substantially similar to the Securities, without the Representatives’ prior written consent.

INDENTURE:

Indenture dated May 14, 2003, between the Company and Wachovia Bank, National Association, as Trustee.

MATURITY

March 31, 2007

ORIGINAL ISSUE DISCOUNT

The original issue discount on the Securities shall accrue at a rate of 11.0% per annum, on a semi-annual bond equivalent basis using a 360-day year composed of twelve 30-day months.

TIME OF DELIVERY:

[9:00 a.m.] (New York City time), [                             , 20    ]

CLOSING LOCATION:

Vinson & Elkins L.L.P.

1001 Fannin Street

Houston, Texas 77002

NAMES AND ADDRESSES OF REPRESENTATIVES:

DESIGNATED REPRESENTATIVES:

Goldman, Sachs & Co.

85 Broad Street

New York, New York 10004

ADDRESS FOR NOTICES, ETC.:

Goldman, Sachs & Co.

85 Broad Street

New York, New York 10004

Attn: Pam Torres

with a copy to:

Simpson Thacher & Bartlett LLP

425 Lexington Avenue

New York, New York 10017

Attn: Gary Sellers

33